UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 12, 2013

AMERICAN PACIFIC CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-8137	59-6490478
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3883 Howard Hughes Parkway, Suite 700, Las Vegas, Nevada		89169
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (702) 735-2200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) American Pacific Corporation (the “Company”) held its 2013 Annual Meeting of Stockholders on March 12, 2013 (the “2013 Annual Meeting”).

(b) At the 2013 Annual Meeting, the Company’s stockholders voted on the following matters, with the final voting results set forth below:

1)	The Class A Nominees for election to the Board of Directors were elected, each until the annual meeting of stockholders in 2016 and until their respective successors have been duly elected and qualified, based upon the following votes:

Class A Nominees	Votes For	Votes Withheld	Broker Non-Votes
John R. Gibson	6,242,844	209,846	980,515
Ian D. Haft	5,966,931	485,759	980,515
an H. Loeb	6,360,592	92,098	980,515
William F. Readdy	4,840,547	1,612,143	980,515

2)	The proposal for stockholders to approve, on an advisory basis, the compensation of the Company’s named executive officers was approved based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
6,333,503	74,135	45,052	980,515

3)	The proposal to ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2013 was approved based on the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
7,417,670	4,022	11,513	0

Item 7.01	Regulation FD Disclosure.

2013 Annual Meeting Presentation to Stockholders

At the 2013 Annual Meeting, Joseph Carleone, President and Chief Executive Officer of the Company, delivered to the stockholders in attendance the slide presentation attached as Exhibit 99.1 to this report (the “2013 Stockholders’ Presentation”). The 2013 Stockholders’ Presentation relates to a review of the Company’s activities during the year ended September 30, 2012 and strategic objectives for the year ending September 30, 2013.

The 2013 Stockholders’ Presentation includes non-GAAP measures as a supplement to financial results based on GAAP. A reconciliation of the non-GAAP measures to the most directly comparable GAAP measures is included herein. Dollar amounts are presented in thousands, except per share amounts.

Adjusted EBITDA. Adjusted EBITDA is not a financial measure calculated in accordance with GAAP and should not be considered as an alternative to income (loss) from continuing operations as a performance measure. Adjusted EBITDA is presented solely as a supplemental disclosure because management believes that each is a useful performance measure that is widely used within the industries in which the Company operates. In addition, EBITDA measures are significant measurements for covenant compliance under the Company’s revolving credit facility. Each EBITDA measure is not calculated in the same manner by all companies and, accordingly, may not be an appropriate measure for comparison.

Reconciliation of Net Income (Loss) from Continuing Operations to Adjusted EBITDA:

	Guidance	Reported
	Year Ended or Ending September 30,
	2013	2012	2011	2010
Net Income (Loss) from Continuing Operations	$13,500	$20,332	$(9,379)	$(2,905)
Add Back:
Income Tax Expense (Benefit)	9,000	(3,766)	6,985	(765)
Interest Expense and Loss on Debt Extinguishment	5,500	11,570	10,514	10,647
Depreciation and Amortization	14,000	13,700	14,058	14,796
Share-based Compensation	1,000	508	304	780
Environmental Remediation Charge	—	700	6,000	—

Adjusted EBITDA	$43,000	$43,044	$28,482	$22,553

Adjusted Income (Loss) from Continuing Operations and Adjusted Diluted Earnings (Loss) per Share from Continuing Operations. Results for the years ended September 30, 2012 and 2011 include other charges and gains that have been excluded from the computations of Adjusted Net Income from Continuing Operations and Adjusted Diluted Earnings per Share from Continuing Operations. The adjusted results have been provided to facilitate comparisons between the years ended September 30, 2012, 2011 and 2010. For additional information about each adjusting item, please refer to Exhibit 99.1 of the Company’s Form 8-K dated December 13, 2012. The following table reconciles the adjusted results to the most directly comparable GAAP measure.

Reconciliation of Adjusted Net Income (Loss) from Continuing Operations and Adjusted Diluted Earnings (Loss) per Share from Continuing Operations to Net Income (Loss) from Continuing Operations and Diluted Earnings (Loss) per Share (“Diluted EPS”) from Continuing Operations:

	Year Ended September 30,
	2012		2011		2010
	Income (Loss) from Continuing Operations	Diluted EPS from Continuing Operations	Income (Loss) from Continuing Operations	Diluted EPS from Continuing Operations	Income (Loss) from Continuing Operations	Diluted EPS from Continuing Operations
As Reported	$20,332	$2.65	$(9,379)	$(1.25)	$(2,905)	$(0.39)
Remediation Charges, Net of Tax	420	0.05	3,600	0.48	—	—
Other Operating Gains, Net of Tax	(1,028)	(0.13)	(1,757)	(0.23)	—	—
Loss on Debt Extinguishment, Net of Tax	838	0.11	—	—	—	—
Deferred Tax Asset Valuation Allowance	(10,420)	(1.36)	7,628	1.01	—	—

As Adjusted	$10,142	$1.32	$92	$0.01	$(2,905)	$(0.39)

The information in this report, including Exhibit 99.1 hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference into any filing of the Company, whether made before or after the date hereof, with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company that the information in this report or exhibit hereto is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company. Additionally, this information is intended to be an overview and should be considered in the context of the information disclosed in the Company’s other filings with the Securities and Exchange Commission as well as other publicly-disclosed information about the Company.

Item 8.01	Other Events

In conjunction with the Company’s 2013 Annual Meeting, John R. Gibson stepped down from the position of Chairman of the Board of Directors. He was re-elected for another three year term as a director.

Dr. Joseph Carleone, the Company’s President and Chief Executive Officer, was elected to succeed Mr. Gibson as Chairman, and to continue as President and Chief Executive Officer of the Company.

These actions were taken consistent with the Company’s established succession plan.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Annual Meeting Slide Presentation*

*	Furnished not filed

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Pacific Corporation

Date: March 12, 2013	By:	/s/ JOSEPH CARLEONE
Joseph Carleone, PH.D.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Annual Meeting Slide Presentation*

*	Furnished not filed